Exhibit 10.2
Execution Version

AMENDMENT NO. 1, MASTER ASSIGNEMENT, AND AGREEMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 1, Master Assignment, and Agreement to Amended and Restated Credit Agreement (this “Agreement”) dated as of October 26, 2017 (the “Effective Date”), is among Jagged Peak Energy LLC, a Delaware limited liability company (the “Borrower”), the guarantors party hereto (the “Guarantors”), Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) and as issuing lender (in such capacity, the “Issuing Lender”), the Lenders (as defined below), the Assignors (as defined below), and the Assignees (as defined below).
RECITALS
A.    Reference is made to that certain Amended and Restated Credit Agreement (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) dated as of February 1, 2017 among the Borrower, the Administrative Agent, the Issuing Lender and the financial institutions party thereto as lenders from time to time (the “Lenders”). Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.
B.        The Borrower has requested that the Lenders agree to increase the Borrowing Base under the Credit Agreement, and, to provide for the increase in the Borrowing Base, the Assignors (as defined below) wish to assign certain percentages of their respective rights and obligations under the Credit Agreement as a Lender to the Assignees (as defined below) pursuant to the terms hereof.
a.The parties hereto wish to, subject to the terms and conditions of this Agreement, (i) increase the Borrowing Base and (ii) amend the Credit Agreement as provided herein.
THEREFORE, the parties hereto hereby agree as follows:
Section 1.Defined Terms; Other Definitional Provisions. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.
Section 2.    Master Assignment. The Lenders have agreed among themselves to reallocate the Commitments. Each Lender whose Pro Rata Share is decreasing in connection herewith is an “Assignor” (collectively, the “Assignors”) and each Lender whose Pro Rata Share is increasing in connection herewith is an “Assignee” (collectively, the “Assignees”). The assignments by each Assignor necessary to effect the reallocation of the Commitments and the assumptions by each Assignee necessary for such Assignee to acquire its respective interest are hereby consummated pursuant to the terms and provisions of this Section 2 of this Agreement and Section 10.7 of the Credit Agreement, and the Borrower, the Administrative Agent, the Issuing Lender, each Assignor, and each Assignee hereby consummates such assignment and assumption pursuant to the terms, provisions, and representations of the Form of Assignment and Assumption attached as Exhibit A to the Credit Agreement as if each of them had executed and delivered an Assignment and Assumption (with the Effective Date, as defined therein, being the Effective Date hereof). On the Effective Date, and after giving effect to such assignments and assumptions, the Commitments and Pro Rata Shares of the Lenders shall be as set forth on Schedule I of the Credit Agreement, as amended by this Agreement. Each Lender hereby consents and agrees to the Commitment and Pro Rata Share as set forth opposite such Lender’s name on Schedule I to the Credit Agreement, as amended by this Agreement. Each of the Administrative Agent, the Issuing Lender, and the Borrower hereby consents to the reallocation of the Commitments as set forth on Schedule I of the Credit Agreement, as amended by this Agreement. With respect to the foregoing assignments and assumptions, in the event of any conflict between this Section 2 and Section 10.7 of the Credit Agreement, Section 2 of this Agreement shall control.
Section 3.    Amendment to Credit Agreement.
(a)    The Credit Agreement is hereby amended by deleting Schedule I thereto in its entirety and replacing it with Schedule I attached hereto.
(b)    The Credit Agreement is hereby amended by deleting Schedule II thereto in its entirety and replacing it with Schedule II attached hereto.
Section 4.    Borrowing Base Increase. Subject to the terms of this Agreement, the parties hereto hereby agree that, as of the Effective Date, the Borrowing Base is hereby increased from $250,000,000 to $425,000,000, and the Borrowing Base shall remain in effect at such amount until the Borrowing Base is redetermined or adjusted in accordance with the Credit Agreement, as amended hereby. The redetermination of the Borrowing Base pursuant to this Section 4 shall constitute the scheduled Semi-Annual Redetermination to occur on or about October 1, 2017, as set forth in Section 2.2(b)(ii) of the Credit Agreement, as amended hereby. The parties hereto hereby agree that the next Scheduled Redetermination of the Borrowing Base shall be a Semi-Annual Redetermination to occur on or about April 1, 2018, as provided in Section 2.2(b) of the Credit Agreement.
Section 5.    Representations and Warranties. Each Credit Party represents and warrants that, as of the date hereof: (a) the representations and warranties of such Credit Party contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Effective Date as if made on and as of such date, except that any representation and warranty which by its terms is made as of a specified date is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) only as of such specified date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within such Credit Party’s powers and have been duly authorized by all necessary corporate, limited liability company, or partnership action; (d) this Agreement constitutes the legal, valid, and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity whether applied by a court of law or equity; (e) the execution, delivery and performance of this Agreement by such Credit Party do not require any authorization or approval or other action by, or any notice or filing with, any Governmental Authority other than those that have been obtained or provided and other than filings delivered hereunder to perfect Liens created under the Security Documents; and (f) the Liens under the Security Documents are valid and subsisting and secure the obligations under the Credit Documents.

Section 6.    Conditions to Effectiveness. This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:
(a)    The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Agreement, duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, the Lenders, the Assignors, and the Assignees.
(b)    The Administrative Agent shall have received an amended and restated Note payable to each Lender requesting an amended and restated Note in the amount of its Commitment after giving effect to this Agreement, duly and validly executed and delivered by a duly authorized officer of the Borrower.
(c)    The Borrower shall have paid to the Administrative Agent (a) all reasonable out-of-pocket costs and expenses that have been invoiced and are payable pursuant to Section 10.1 of the Credit Agreement and (b) for the account of each Lender that is an Assignee, an upfront fee equal to 0.50% of the difference of (i) each such Lender’s final allocated share of the Borrowing Base after giving effect to the increase in Section 4 above less (ii) each such Lender’s existing allocated share of the Borrowing Base immediately before giving effect to the increase in Section 4 above (the “Upfront Fee”).
(d)    The Administrative Agent shall have received duly executed Mortgages, or supplements to existing Mortgages, in form and substance reasonably satisfactory to the Administrative Agent, encumbering not less than 90% (by PV10) of the Credit Parties’ Proven Reserves and 90% (by PV10) of the Credit Parties’ PDP Reserves, in each case, as described in the most recently delivered Engineering Report.
(e)    The Administrative Agent shall have received satisfactory title information and be satisfied in its sole discretion with the title to the Oil and Gas Properties included in the Borrowing Base, and that such Oil and Gas Properties constitute (i) not less than 80% (by PV10) of the Credit Parties’ Proven Reserves evaluated in the most recently delivered Engineering Report and (ii) that the Credit Parties have good and marketable title to their Oil and Gas Properties, subject to no other Liens (other than Permitted Liens).
(f)    The Administrative Agent shall have received such other documents, governmental certificates, agreements, and lien searches as the Administrative Agent or any Lender may reasonably request.
Section 7.    Acknowledgments and Agreements.
(a)    Each Credit Party acknowledges that on the date hereof all outstanding Secured Obligations are payable in accordance with their terms and each Credit Party waives any set-off, counterclaim, recoupment, defense, or other right, in each case, existing on the date hereof, with respect to such Secured Obligations. Each party hereto does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and each Credit Party acknowledges and agrees that its respective liabilities and obligations under the Credit Agreement, as amended herby, and the other Credit Documents are not impaired in any respect by this Agreement.
(b)    The Administrative Agent, the Issuing Lender, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Credit Documents. Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Credit Documents, (ii) any of the agreements, terms or conditions contained in any of the Credit Documents, (iii) any rights or remedies of the Administrative Agent, the Issuing Lender, or any Lender with respect to the Credit Documents, or (iv) the rights of the Administrative Agent, the Issuing Lender, or any Lender to collect the full amounts owing to them under the Credit Documents.
(c)    This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.
(d)    In consideration of the agreements of the Lenders set forth in this Agreement, the Borrower agrees to pay the Upfront Fee to the Administrative Agent. The Upfront Fee (i) is payable in U.S. dollars in immediately available funds, free and clear of, and without deduction for, any and all present or future applicable taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto (with appropriate gross-up for withholding taxes), (ii) is not refundable under any circumstance, (iii) will not be subject to counterclaim, defense, setoff or otherwise affected, (iv) is deemed fully earned by such Lender once its signature page is delivered as provided above and the Effective Date has occurred, and (v) is due and payable on the Effective Date.
Section 8.    Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all the Guaranteed Obligations (as defined in the Guaranty), and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Credit Documents.
Section 9.    Reaffirmation of Liens. Each Credit Party (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Document to which it is a party, and agrees that each such Security Document will continue in full force and effect to secure the Secured Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Documents are valid, enforceable and subsisting and create an Acceptable Security Interest to secure the Secured Obligations.
Section 10.    Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.
Section 11.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
Section 12.    Severability. In case one or more of the provisions of this Agreement shall for any reason be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein or in the other Credit Documents shall not be affected or impaired thereby.
Section 13.    Governing Law. This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).
Section 14.    Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[The remainder of this page has been left blank intentionally.]

EXECUTED to be effective as of the date first above written.
BORROWER:
JAGGED PEAK ENERGY LLC

By:
Name:    Christopher Humber

Title:	Executive Vice President, General Counsel and Secretary

GUARANTORS:
JAGGED PEAK ENERGY INC.

By:

Name:	Christopher Humber

Title:	Executive Vice President, General Counsel and Secretary

JAGGED PEAK ENERGY MANAGEMENT INC.

By:

Name:	Christopher Humber

Title:	Executive Vice President, General Counsel and Secretary

JAGGED PEAK ENERGY MANAGEMENT LLC

By:

Name:	Christopher Humber

Title:	Executive Vice President, General Counsel and Secretary

Signature Page to Amendment No. 1

ADMINISTRATIVE AGENT/ISSUING
LENDER/LENDER:

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Lender, a Lender, and an Assignor

By:
Name: Suzanne Ridenhour
Title: Director

Signature Page to Amendment No. 1

LENDERS:

FIFTH THIRD BANK, as a Lender and an Assignor

By:
Name:
Title:

Signature Page to Amendment No. 1

ABN AMRO CAPITAL USA LLC, as a Lender and an Assignor

By:
Name:
Title:

Signature Page to Amendment No. 1

KEYBANK NATIONAL ASSOCIATION, as a Lender and an Assignor

By:
Name:
Title:

Signature Page to Amendment No. 1

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender and an Assignor

By:
Name:
Title:

Signature Page to Amendment No. 1

CITIBANK, N.A., as a Lender and an Assignee

By:
Name:
Title:

Signature Page to Amendment No. 1

JPMORGAN CHASE BANK, N.A., as a Lender and an Assignee

By:
Name:
Title:

Signature Page to Amendment No. 1

GOLDMAN SACHS BANK USA, as a Lender and an Assignor

By:
Name:
Title:

Signature Page to Amendment No. 1

UBS AG, STAMFORD BRANCH, as a Lender and an Assignor

By:
Name:
Title:

Signature Page to Amendment No. 1

SCHEDULE I
Commitments, Contact Information

ADMINISTRATIVE AGENT/ ISSUING LENDER
Wells Fargo Bank, National Association	Address: 1700 Lincoln St., 6th Floor Denver, CO 80203 Attn: Oleg Kogan Telephone: 303-863-4522 Facsimile: 303-863-5196 Email: Oleg.Kogan@wellsfargo.com
CREDIT PARTIES
Borrower/Guarantors	Address: 1125 17th Street Suite 2400 Denver, CO 80202 Attn: Bob Howard Telephone: 720-215-3660 Facsimile: 720-215-3690 Email: bhoward@jaggedpeakenergy.com

Lender	Commitment	Pro Rata Share
Wells Fargo Bank, National Association	$147,058,823.52	14.705882350%
Fifth Third Bank	$123,529,411.77	12.352941180%
ABN AMRO Capital USA LLC	$123,529,411.77	12.352941180%
KeyBank National Association	$123,529,411.77	12.352941180%
Citibank, N.A.	$123,529,411.77	12.352941180%
JPMorgan Chase Bank, N.A.	$123,529,411.77	12.352941180%
Goldman Sachs Bank USA	$82,352,941.17	8.235294117%
UBS AG, Stamford Branch	$82,352,941.17	8.235294117%
First Tennessee Bank National Association	$70,588,235.29	7.058823529%
Total:	$1,000,000,000.00	100%

Schedule I

SCHEDULE II
PRICING GRID

Applicable Margins

Utilization Level*	Base Rate Advances	Eurodollar Advances	Commitment Fee Rate
Level I	1.00%	2.00%	0.375%
Level II	1.25%	2.25%	0.375%
Level III	1.50%	2.50%	0.500%
Level IV	1.75%	2.75%	0.500%
Level V	2.00%	3.00%	0.500%

* Utilization Levels are described below and are determined in accordance with the definition of “Utilization Level”.

1. Level I: If the Utilization Level is less than 25%.
2. Level II: If the Utilization Level is greater than or equal to 25% but less than 50%.
3. Level III: If the Utilization Level is greater than or equal to 50% but less than 75%.
4. Level IV: If the Utilization Level is greater than or equal to 75% but less than 90%.
5. Level V: If the Utilization Level is greater than or equal to 90%.

Schedule II